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                                  ARMADA FUNDS
                           A, B AND C SHARES (RETAIL)

                     Supplement Dated December 21, 1999 to
                     the Prospectus Dated December 10, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
                                 THE PROSPECTUS
      AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUS.

This prospectus is amended by addition of the following information to the section entitled "How to Purchase Fund Shares" on page 82:

During the period beginning October 15, 1999 and ending no later than January 15, 2000, any employee of National City Corporation or any of its affiliates and their immediate family members, as defined in the prospectus, who opens a new account in Armada Funds for the purchase of Class A shares will receive $50. This offer is also available to those employees / immediate family members who add an additional fund to their existing Armada Funds account. The cost of the promotion will be borne by the Fund's Distribution Plan.

The offer is subject to the following conditions:

- The employee or immediate family member will invest in a new Armada Funds account or a new fund for an existing account with the required minimum initial purchase ($500 for a regular account; $50 if participating in the Planned Investment Program).

- The Fund will invest $50 in the newly established account / fund no later than the 15th business day of the month following the initial purchase.

- A $50 Redemption Fee will be charged if the new account / fund is fully redeemed within six months of its opening. Exchanges between the funds of the Trust will not be charged.

- The offer may be terminated (as to persons who have not yet purchased shares at the time of termination) at any time by the Distributor without prior notice.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ARM-A-004-02000 (12/99)